SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report: July 12, 2004

Titan Pharmaceuticals, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-27436	94-3171940
(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 650-244-4990

Item 5. Other Events and Required FD Disclosure

       On July 12, 2004, the registrant announced that the U.S. Food and Drug Administration (FDA) has granted Fast Track designation for Spheramine for the treatment of advanced Parkinson's disease.

       A copy of the press release dated July 12, 2004 is filed herewith as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release issued July 12, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN PHARMACEUTICALS, INC.

By:	/s/ Robert E. Farrell
Robert E. Farrell, Executive Vice President and Chief Financial Officer

Dated: July 12, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued July 12, 2004.